UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Rd Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services 3435 Stelzer Rd. Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2011

Item 1. Reports to Stockholders.

April 30, 2011

Semi Annual Report

Institutional Diversified Stock Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you seek. Visit us anytime. We're always open.

The Victory Institutional
Funds

Table of Contents

Shareholder Letter	3

Financial Statements

Schedule of Portfolio Investments	5

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Supplemental Information

Trustee and Officer Information	17

Proxy Voting and Form N-Q Information	20

Expense Examples	20

Portfolio Holdings	21

Advisory Contract Renewal	22

The Fund is distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Fund and receives a fee from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

The information in this semi-annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

866-689-6999

Visit our website at:

www.VictoryConnect.com

This page is intentionally left blank.

Letter to Our Shareholders

Over the past six months the global economic recovery, though still fragile, has become more sustained. Stocks rallied for the third consecutive quarter, as equity markets continue to respond favorably to accommodative monetary policy and to strong corporate earnings. First quarter 2011 results represent the 9th consecutive quarter of better-than-expected earnings. Corporations have begun spending on merger and acquisition activities, dividend increases and share repurchases. The domestic economy has experienced steadily increasing GDP growth, increasing manufacturing activity and a slowly improving employment picture. These encouraging signs of broad economic improvement have enabled the market to overcome challenges in the form of rising oil prices, the ongoing threats of a U.S. government shutdown, the looming debt ceiling for the Treasury, continued problems with nuclear plants in Japan as well as the emerging supply chain disruptions stemming from the earthquakes and tsunami, and finally some growing strains among EU nations.

Investors continue to favor fixed income funds, depositing net flows of $59 billion YTD through April. Domestic equity funds are regaining momentum with flows near $28 billion, while international equity funds have slowed pace but still took in $17.7 billion. Through April, U.S. equity markets underperformed international markets, with the S&P 500 Index returning 9.06% versus the MSCI EAFE Index 9.54% return. Fixed Income, as measured by the Barclay's U.S. Aggregate Bond Index, had a total return of 1.70%.

While economic data releases have tended to be mixed in recent months with a positive bias, it is evident that there are pockets of weakness in this muted economic recovery. Interest rates have trended slightly higher, driven mainly by improving economic fundamentals, heightened inflation concerns and monetary policy uncertainty over The European sovereign debt crisis, the expiration of the U.S. quantitative easing program and debt ceiling debates have created an uncertain near-term outlook.

We continue to believe that patient investors will be rewarded over the longer-term. As always, our portfolios are constructed based on the merits of an investment in any market cycle. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality
Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence
Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability
Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Diversified Stock Fund  April 30, 2011

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares or Principal Amount	Value
Commercial Paper (0.5%)
BNP Paribas Finance, Inc., 0.08% (a), 5/2/11	$3,707	$3,707
Total Commercial Paper (Amortized Cost $3,707)		3,707
Common Stocks (99.7%)
Aerospace/Defense (4.4%):
Boeing Co.	288,200	22,993
Raytheon Co.	189,700	9,210
		32,203
Airlines (1.2%):
Southwest Airlines Co.	744,600	8,749
Automotive (3.1%):
Ford Motor Co. (b)	955,300	14,778
PACCAR, Inc.	152,900	8,121
		22,899
Banks (3.6%):
JPMorgan Chase & Co.	574,200	26,201
Beverages (3.5%):
Anheuser-Busch InBev NV, Sponsored ADR	223,600	14,304
Dr Pepper Snapple Group, Inc.	288,600	11,313
		25,617
Brokerage Services (2.4%):
Charles Schwab Corp.	966,767	17,701
Chemicals (2.2%):
Monsanto Co.	238,431	16,223
Commercial Services (2.6%):
Ecolab, Inc.	110,100	5,809
Iron Mountain, Inc.	176,000	5,606
Paychex, Inc.	230,516	7,540
		18,955
Computers & Peripherals (3.1%):
Cisco Systems, Inc.	1,284,400	22,554
Electronics (1.8%):
Johnson Controls, Inc.	322,800	13,238
Engineering (2.7%):
ABB Ltd., Sponsored ADR	728,900	20,037
Environmental Control (0.7%):
Waste Management, Inc.	129,400	5,106
Financial Services (3.1%):
Morgan Stanley	560,900	14,667
Western Union Co.	367,092	7,801
		22,468

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  April 30, 2011

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Food Processing & Packaging (3.7%):
Kraft Foods, Inc., Class A	447,555	$15,029
Nestle SA, Sponsored ADR	193,515	12,037
		27,066
Forest Products & Paper (1.7%):
International Paper Co.	411,100	12,695
Health Care (3.5%):
HCA Holdings, Inc. (b)	188,550	6,185
Medtronic, Inc.	457,900	19,117
		25,302
Home Builders (0.8%):
Toll Brothers, Inc. (b)	275,356	5,785
Insurance (3.8%):
MetLife, Inc.	482,977	22,599
The Chubb Corp.	76,500	4,987
		27,586
Internet Business Services (3.4%):
Google, Inc., Class A (b)	46,100	25,083
Manufacturing — Diversified (1.6%):
Ingersoll-Rand PLC	230,100	11,620
Media (1.9%):
News Corp., Class A	758,300	13,513
Medical Supplies (1.0%):
Boston Scientific Corp. (b)	950,200	7,117
Office Equipment & Supplies (1.6%):
Staples, Inc.	537,400	11,361
Oil & Gas Exploration — Production & Services (3.6%):
Anadarko Petroleum Corp.	180,760	14,269
Apache Corp.	87,900	11,723
		25,992
Oil Companies — Integrated (3.5%):
Exxon Mobil Corp.	291,500	25,652
Oilfield Services & Equipment (6.2%):
Halliburton Co.	326,079	16,460
Schlumberger Ltd.	321,244	28,832
		45,292
Pharmaceuticals (6.8%):
Merck & Co., Inc.	500,275	17,985
Pfizer, Inc.	1,133,200	23,752
Vertex Pharmaceuticals, Inc. (b)	144,000	7,923
		49,660
Retail (3.0%):
Target Corp.	440,102	21,609

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  April 30, 2011

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Retail — Drug Stores (0.6%):
Walgreen Co.	106,800	$4,562
Retail — Specialty Stores (2.4%):
Lowe's Cos., Inc.	678,490	17,810
Semiconductors (2.6%):
Advanced Micro Devices, Inc. (b)	542,000	4,932
Intel Corp.	596,200	13,826
		18,758
Software & Computer Services (7.2%):
Autodesk, Inc. (b)	190,900	8,587
Microsoft Corp.	1,132,381	29,464
Oracle Corp.	412,149	14,858
		52,909
Steel (2.0%):
Nucor Corp.	313,497	14,722
Telecommunications — Services & Equipment (2.8%):
American Tower Corp., Class A (b)	179,600	9,395
QUALCOMM, Inc.	199,200	11,322
		20,717
Transportation Services (1.6%):
United Parcel Service, Inc., Class B	151,250	11,339
Total Common Stocks (Cost $601,169)		728,101
Total Investments (Cost $604,876) — 100.2%		731,808
Liabilities in excess of other assets — (0.2)%		(1,309)
NET ASSETS — 100.0%		$730,499

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Statement of Assets and Liabilities

The Victory Institutional Funds  April 30, 2011

(Amounts in Thousands, Except Per Share Amounts)  (Unaudited)

Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $604,876)	$731,808
Cash	50
Interest and dividends receivable	895
Receivable for capital shares issued	247
Receivable for investments sold	15,079
Prepaid expenses	58
Total Assets	748,137
LIABILITIES:
Payable for investments purchased	17,129
Payable for capital shares redeemed	149
Accrued expenses and other payables:
Investment advisory fees	296
Administration fees	15
Custodian fees	8
Chief Compliance Officer fees	1
Trustee fees	3
Other accrued expenses	37
Total Liabilities	17,638
NET ASSETS:
Capital	683,373
Accumulated undistributed net investment income	900
Accumulated net realized losses from investments	(80,706)
Net unrealized appreciation on investments	126,932
Net Assets	$730,499
Shares (unlimited number of shares authorized with per value of $0.001 per share)	63,127
Net asset value, offering price & redemption price per share	$11.57

See notes to financial statements.

Statement of Operations

The Victory Institutional Funds  For the Six Months Ended April 30, 2011

(Amounts in Thousands)  (Unaudited)

Institutional Diversified Stock Fund
Investment Income:
Interest income	$8
Dividend income	6,378
Income from securities lending, net	5
Total Income	6,391
Expenses:
Investment advisory fees	1,699
Administration fees	88
Custodian fees	48
Transfer agent fees	31
Trustees' fees	35
Chief Compliance Officer fees	4
Legal and audit fees	35
State registration and filing fees	15
Other expenses	77
Total Expenses	2,032
Net Investment Income	4,359
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	44,370
Net change in unrealized appreciation/depreciation on investments	45,734
Net realized/unrealized gains from investments	90,104
Change in net assets resulting from operations	$94,463

See notes to financial statements.

Statements of Changes in Net Assets

The Victory Institutional Funds

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010
	(Unaudited)
From Investment Activities:
Operations:
Net investment income	$4,359	$7,575
Net realized gains from investment transactions	44,370	58,467
Net change in unrealized appreciation/depreciation on investments	45,734	10,028
Change in net assets resulting from operations	94,463	76,070
Distributions to Shareholders:
From net investment income	(4,046)	(7,165)
Change in net assets resulting from distributions to shareholders	(4,046)	(7,165)
Change in net assets from capital transactions	59	(13,338)
Change in net assets	90,476	55,567
Net Assets:
Beginning of period	640,023	584,456
End of period	$730,499	$640,023
Accumulated undistributed net investment income	$900	$587
Capital Transactions:
Proceeds from shares issued	$72,581	$127,325
Dividends reinvested	3,981	7,004
Cost of shares redeemed	(76,503)	(147,667)
Change in net assets from capital transactions	$59	$(13,338)
Share Transactions:
Issued	6,440	13,042
Reinvested	362	730
Redeemed	(6,956)	(14,977)
Change in Shares	(154)	(1,205)

See notes to financial statements.

Financial Highlights

The Victory Institutional Funds

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006
	(Unaudited)
Net Asset Value, Beginning of Period	$10.11	$9.06	$8.48	$13.77	$11.79	$10.19
Investment Activities:
Net investment income	0.06	0.13	0.12	0.15	0.15	0.09
Net realized and unrealized gains (losses) on investments	1.46	1.04	0.58	(4.65)	2.16	1.60
Total from Investment Activities	1.52	1.17	0.70	(4.50)	2.31	1.69
Distributions:
Net investment income	(0.06)	(0.12)	(0.12)	(0.14)	(0.15)	(0.09)
Net realized gains from investments	—	—	—	(0.65)	(0.18)	—
Total Distributions	(0.06)	(0.12)	(0.12)	(0.79)	(0.33)	(0.09)
Net Asset Value, End of Period	$11.57	$10.11	$9.06	$8.48	$13.77	$11.79
Total Return (a)	15.11%	13.03%	8.44%	(34.44)%	19.87%	16.62%
Ratios/Supplemental Data:
Net assets at end of period (000)	$730,499	$640,023	$584,456	$427,971	$456,685	$203,669
Ratio of net expenses to average net assets (b)	0.60%	0.61%	0.62%	0.61%	0.65%	0.61%
Ratio of net investment income to average net assets (b)	1.28%	1.31%	1.49%	1.31%	1.21%	0.87%
Ratio of gross expenses to average net assets (b)(c)	0.60%	0.61%	0.62%	0.61%	0.65%	0.69%
Ratio of net investment income to average net assets (b)(c)	1.28%	1.31%	1.49%	1.31%	1.21%	0.79%
Portfolio turnover (a)	49%	100%	97%	123%	102%	92%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Notes to Financial Statements

The Victory Institutional Funds  April 30, 2011

(Unaudited)

1.  Organization:

The Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of one fund. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund").

The Fund is authorized to issue one class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2011

(Unaudited)

approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the six months ended April 30, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2011, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Institutional Diversified Stock Fund
Commercial Paper	$—	$3,707	$3,707
Common Stocks	728,101	—	728,101
Total	$728,101	$3,707	$731,808

The Trust determines significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels as of April 30, 2011.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund may lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the six months ended April 30, 2011, KeyBank received $34 thousand in total from the Trust, The Victory Portfolios and/or The Victory Variable Insurance Funds (collectively, the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Fund must maintain loan collateral from the borrower (at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations to secure the return of the loaned securities.

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2011

(Unaudited)

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, consistent with the Trust's securities lending guidelines, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Trust or the borrower at any time.

At April 30, 2011, the Fund had no securities on loan.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2011 were as follows for the Fund (in thousands):

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$335,954	$327,976	$—	$—

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2011

(Unaudited)

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by VCM, a wholly-owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank, serving as custodian for the Fund, receives custodian fees at annualized rates ranging from 0.013% to 0.0025% of the Victory Trusts' average daily net assets excluding the assets of the International Fund, International Select Fund and Global Equity Fund. The Fund reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also acts as the Fund's administrator and fund accountant. Under the terms of the Administration and Fund Accountant Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.03% to 0.02% of the Trust's average daily net assets, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as the Fund's sub-administrator and sub-fund accountant. Under the terms of a Sub-Administration Agreement between VCM and Citi, VCM pays Citi for providing these services. The Fund also reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the terms of the Transfer Agent Agreement, Citi is entitled to fees of $25 thousand per year. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.30% on $150 million for providing the Line of Credit. For the six months ended April 30, 2011, KeyCorp earned approximately $223 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund during the six months ended April 30, 2011 was $581 thousand. The average interest rate during the six months ended April 30, 2011 was 1.52%. At April 30, 2011, the Fund had no loans outstanding with KeyCorp.

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2011

(Unaudited)

7.  Federal Tax Information:

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) will be determined at the end of the current tax year ending October 31, 2011.

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Institutional Diversified Stock Fund	$7,165	$—	$7,165

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
Institutional Diversified Stock Fund	$612	$(114,914)	$71,034	$(43,268)

*The differences between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2010, the Fund had capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury obligations of $3,734 expiring in 2016 and $111,180 expiring in 2017 (in thousands).

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of April 30, 2011, were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional Diversified Stock Fund	$612,534	$131,959	$(12,685)	$119,274

The Regulated Investment Company Modernization Act of 2010, (the "Act"), was signed into law on December 22, 2010. The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies ("RICs") that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

  Supplemental Information
The Victory Institutional Funds  April 30, 2011

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Variable Insurance Funds and 23 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.

David Brooks Adcock, 59	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Nigel D. T. Andrews, 64	Vice Chair and Trustee	August 2003	Retired.	Chemtura Corporation; Old Mutual plc; Old Mutual US Asset Management.

Teresa C. Barger, 56	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since 2007); Director, International Finance Corporation (1986-2007).	None.

E. Lee Beard, 59	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005); Principal Owner, ELB Consultants (since 2003).	Penn Millers Holding Corp.

Sally M. Dungan, 57	Trustee	February 2011	Chief Investment Officer, Tufts University.	None.

John L. Kelly, 58	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. (financial consultant) (2003-2009).	USA Synthetic Fuel Corporation.

  Supplemental Information — continued
The Victory Institutional Funds  April 30, 2011

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
David L. Meyer, 54	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Karen F. Shepherd, 70	Trustee	August 2003	Retired; Private investor, Shepherd Investments (since 1996).	None.

Leigh A. Wilson, 66	Chair and Trustee	August 2003	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.

David C. Brown, 39	Trustee	July 2008	Co-Chief Executive Officer (since 2011), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), Victory Capital Management Inc.	None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Messrs. Andrews, Kelly and Meyer as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

  Supplemental Information — continued
The Victory Institutional Funds  April 30, 2011

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 37	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Derrick A. MacDonald, 40	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, 49	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Jay G. Baris, 57	Assistant Secretary	August 2003	Partner, Morrison & Foerster (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

Christopher E. Sabato, 42	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Eric B. Phipps, 39	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006); Staff Accountant, United States Securities and Exchange Commission (2004-2006).

Edward J. Veilleux, 67	Chief Compliance Officer	October 2005	President of EJV Financial Services LLC (mutual fund consulting).

  Supplemental Information — continued
The Victory Institutional Funds  April 30, 2011

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.VictoryConnect.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Fund's website at www.VictoryConnect.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expense Paid During Period* 11/1/10-4/30/11	Expense Ratio During Period** 11/1/10-4/30/11
Institutional Diversified Stock Fund	$1,000.00	$1,151.10	$3.20	0.60%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

  Supplemental Information — continued
The Victory Institutional Funds  April 30, 2011

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expense Paid During Period* 11/1/10-4/30/11	Expense Ratio During Period** 11/1/10-4/30/11
Institutional Diversified Stock Fund	$1,000.00	$1,021.82	$3.01	0.60%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Portfolio Holdings

(As a Percentage of Total Investments)

Victory Institutional Diversified Stock Fund

  Supplemental Information — continued
The Victory Institutional Funds  April 30, 2011

(Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at its regular meeting, which was called for that purpose, on December 1, 2010. The Board also considered information relating to the Agreement throughout the year and at a meeting on October 20, 2010 specifically focused on the Fund's activities. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

• The requirements of the Fund for the services provided by the Adviser;

• The nature and quality of the services provided and expected to be provided;

• Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

• Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

• Total expenses of the Fund;

• The Adviser's commitments to operating the Fund at competitive expense levels;

• The profitability of the Adviser (as reflected by comparing fees earned against the Adviser's costs) with respect to the Adviser's relationship with the Fund;

• Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

• Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Funds for custodian and administration services;

• The capabilities and financial condition of the Adviser;

• Current economic and industry trends; and

• Historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's profitability of the Fund individually. In addition, the Board compared the Fund's expense ratio and management fee with comparable mutual funds in a peer group compiled by the Adviser. The Board reviewed the factors and methodology used in the selection of the Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board. When relevant, the Board also reviewed fees charged and other information related to the Adviser's management of similarly-managed institutional and private accounts, and the differences in the services provided to the other accounts. The Trustees considered the Fund's small size at under $500 million in noting the absence of breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance against the selected peer group and its performance against the Fund's selected benchmark index and Morningstar category. The Board recognized that the Fund's performance and its Morningstar average are provided net of expenses, while the benchmark index is gross returns. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

  Supplemental Information — continued
The Victory Institutional Funds  April 30, 2011

(Unaudited)

The Board compared the Fund's 0.53% gross annual management fee to the median gross management fee for the peer group and considered the fact that the fee was lower than the median gross management fee of 0.74% for the peer group. The Board also compared the Fund's total annual expense ratio of 0.62% to the median total expense ratio for the peer group and considered the fact that the Fund's ratio was lower than the peer group median of 0.86%. The Board then compared the Fund's performance for the one-year, three-year and five year periods ended July 31, 2010 to that of its peer group, benchmark index, and Morningstar category average for the same periods. The Board considered the fact that the Fund outperformed the peer group and benchmark index only for the five-year period. The Fund underperformed the peer group, benchmark index and Morningstar category average in the one-year and three-year periods, and also underperformed the Morningstar category average in the five-year period. The Board noted the Fund's favorable performance record over longer periods, and the longevity of the portfolio manager and the management team. The Board considered the Fund's declining performance in the context of the overall poor conditions existing in the marketplace.

Having concluded, among other things, that: (1) the Fund's management fee and total annual expenses were within the range of management fees and expenses of comparable mutual funds; and (2) the Fund's declining performance could be attributable to generally poor market conditions; the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to the Fund.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund discussed above, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

• The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fees paid to the fees paid by other investment companies;

• The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in the Fund achieving its stated investment objective;

• The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

• The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

• The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

• The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

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The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.VictoryConnect.com	866-689-6999

VF-INST-SEMI (4/11)

Item 2. Code of Ethics.

Not applicable — only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable — only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable — only for annual reports.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Institutional Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	June 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Policarpo II
Michael Policarpo II, President
Date	June 22, 2011

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	June 22, 2011